                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                AMENDMENT NO. 1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: June 22, 1998


                            THE SEAGRAM COMPANY LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           Canada                     1-2275                       None
(STATE OR OTHER JURISDICTION       (COMMISSION                (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)


               1430 Peel Street, Montreal, Quebec, Canada H3A 1S9
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               Registrant's telephone number, including area code:

                                 (514) 849-5271
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Item 5. Other Events.

     The Seagram Company Ltd. (the "Corporation") filed a Current Report on Form 8-K dated June 22, 1998 (the "Form 8-K") in connection with the proposed acquisition of PolyGram N.V. ("PolyGram") by the Corporation. As a result of an EDGAR-formatting error, certain section references contained in the Offer Agreement dated as of June 21, 1998 among the Corporation, Koninklijke Philips Electronics N.V. ("Philips") and PolyGram and in the Tender Agreement dated as of June 21, 1998 between the Corporation and Philips were inadvertently omitted from the versions of such agreements filed as Exhibits 2.1 and 2.2, respectively, to the Form 8-K. The Corporation hereby refiles such agreements as Exhibits 2.1 and 2.2.
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 Item 7. Financial Statements and Exhibits.

       (c)     Exhibits

       (2.1) Offer Agreement dated as of June 21, 1998 among the Corporation, Philips and PolyGram.

       (2.2) Tender Agreement dated as of June 21, 1998 between the Corporation and Philips.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    THE SEAGRAM COMPANY LTD.
                                         (Registrant)



Date:  July 2, 1998
                                    By: /s/ Daniel R. Paladino
                                        ----------------------------
                                         Daniel R. Paladino
                                         Executive Vice President -- Legal and
                                            Environmental Affairs


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                                  EXHIBIT INDEX

Exhibit
Number                Description of Exhibit
------                ----------------------
       (2.1)           Offer Agreement dated as of
                       June 21, 1998 among the Corporation,
                       Philips and PolyGram.

       (2.2)           Tender Agreement dated as of June 21,
                       1998 between the Corporation and Philips.



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